                                                                   EXHIBIT 10.28


                                 EXECUTION COPY






                     SIXTEENTH SUPPLEMENTAL LEASE AGREEMENT

                                 BY AND BETWEEN

                     MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                       AND

                           FEDERAL EXPRESS CORPORATION

                            DATED AS OF APRIL 1, 1997



AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.

                                TABLE OF CONTENTS


SECTION                                                                           PAGE
-------                                                                           ----
  1       Definitions ..........................................................    6

  2       Modification to the Fifteenth Supplemental Lease Agreement ...........    7

  3       Granting Leasehold ...................................................    7

  4       Term; Delivery and Acceptance of  Possession .........................    8

  5       Rental ...............................................................    8

  6       Hazardous Substances/Waste ...........................................    8

  7       Lease Agreement Still in Effect; Provisions Thereof Applicable
          to this Sixteenth Supplemental Lease Agreement .......................    9

  8       Descriptive Headings .................................................   10

  9       Effectiveness of this Sixteenth Supplemental Lease Agreement .........   10

10        Execution of Counterparts ............................................   10

11        Summaries.............................................................   10

          Notary ...............................................................   12

          Leased Parcel Summary ................................................   13

          Rental Summary .......................................................   15

                     SIXTEENTH SUPPLEMENTAL LEASE AGREEMENT

         THIS SIXTEENTH SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the 1st of April, 1997, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee.

                              W I T N E S S E T H:

         WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979; and

         WHEREAS, Authority and Tenant on April 7, 1981 entered into a First Supplemental Lease Agreement dated as of April 1, 1981 (the "First Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land, buildings, and equipment to be included in the Project as defined in the Lease Agreement all as set forth therein (such additional land, buildings, and equipment being defined therein and hereinafter referred to as the "1981 Federal Express Project"), all as set forth therein; and

         WHEREAS, the Authority and Tenant on May 6, 1982 entered into a Second Supplemental Lease Agreement dated as of January 1, 1982 (the "Second Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on December 9, 1982 entered into a Third Supplemental Lease Agreement dated as of November 1, 1982 (the "Third Supplemental Lease Agreement") so as to release certain items consisting of buildings and leased equipment in the 1981 Federal Express Project; and

         WHEREAS, Authority and Tenant on September 29, 1983 entered into a Fourth Supplemental Lease Agreement dated as of July 1, 1983 (the "Fourth Supplemental Lease

Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in the Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on April 23, 1984 entered into a Fifth Supplemental Lease Agreement dated as of February 1, 1984 (the "Fifth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on November 19, 1984 entered into a Sixth Supplemental Lease Agreement dated as of April 1, 1984 (the "Sixth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on November 19, 1984 entered into a Seventh Supplemental Lease Agreement dated as of June 1, 1984 (the "Seventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on November 4, 1988 entered into a Eighth Supplemental Lease Agreement dated as of July 1, 1988, (the "Eighth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on July 12, 1989 entered into a Ninth Supplemental Lease Agreement dated as of June 1, 1989, (the "Ninth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on October 1, 1991 entered into a Tenth Supplemental Lease Agreement dated as of October 1, 1991, (the "Tenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on July 1, 1994 entered into a Eleventh Supplemental Lease Agreement dated July 1, 1994, (the "Eleventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on July 1, 1993 entered into a Twelfth Supplemental Lease Agreement dated July 1, 1993, (the "Twelfth Supplemental Lease Agreement") so as to release a certain parcel of land from the 1981 Federal Express Project as described on Exhibit 1 attached thereto; and

         WHEREAS, Authority and Tenant on June 1, 1995 entered into a Thirteenth Supplemental Lease Agreement dated June 1, 1995, (the "Thirteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project and so as to release a certain parcel of land from the 1981 Federal Express Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on December 1, 1995 entered into a Fourteenth Supplemental Lease Agreement dated January 1, 1996, (the "Fourteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, Authority and Tenant on January 1, 1997 entered into a Fifteenth Supplemental Lease Agreement dated January 1, 1997, (the "Fifteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

         WHEREAS, the said Consolidated and Restated Lease Agreement dated as of August 1, 1979, together with the First through the Fifteenth Supplemental Lease Agreements is herein referred to as the "Lease Agreement"; and

         WHEREAS, Authority and Tenant have agreed to further amend and supplement the Lease Agreement so as to modify Section 4 - Rental of the Fifteenth Supplemental Lease

Agreement and to lease to Tenant certain additional land under this Sixteenth Supplemental Lease Agreement.

         NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

         SECTION 1. DEFINITIONS. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Sixteenth Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Sixteenth Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

         SECTION 2. MODIFICATION TO THE FIFTEENTH SUPPLEMENTAL LEASE AGREEMENT.
Section 4, Rental, of the Fifteenth Supplemental Lease Agreement dated as of January 1, 1997 is hereby deleted in its entirety and the following substituted therefor:

         SECTION 4. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplemental lease agreements), during the term of this Fifteenth Supplemental Lease Agreement, Tenant as to Parcel 21 shall pay to the Authority in advance on the first business day of each month $11,877.03 in equal installments beginning January
         1, 1997, a total rental payment of $142,524.40 per year, which the parties hereto agree is based upon an aggregate of 833,476 square feet of area at an annual rental rate of ($0.1710) per square foot.


         SECTION 3. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Sixteenth Supplemental Lease Agreement, the additional land designated as new Lease Parcel 22A which is located on the Memphis-Shelby County Airport Authority property situated in Memphis, Shelby County, Tennessee, and being more particularly described as follows:

                                   PARCEL 22A
                            (CONTRACTOR PARKING LOT)

         BEING THE NORTHERN MOST PART OF PARCEL 22 OF THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (M.S.C.A.A.) PROPERTY SITUATED IN MEMPHIS, SHELBY COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         Beginning at a point in the northwest line of Tchulahoma Road (106' R.O.W.) 43.61 feet south of the intersection of the south line of Knight Arnold Road (80' R.O.W.) and said northeast line; thence northeastwardly along a curve to the right having a radius of 40.00 feet an arc distance of 66.28 feet (Chord: N 16(Degree)22'21" E - 58.95 feet) to a point of tangency in the south line of Knight Arnold Road; thence N 63(Degree)50'36" E along said south line a distance of 45.13 feet to a point of curvature; thence continuing along said south line along a curve to the right having a radius of 960.00 feet an arc distance of 477.04 feet (Chord: N 78(Degree)04'45" E - 472.15 feet) to a point; thence along a curve to the right having a radius of 20.00 feet an arc distance of 32.13 feet (Chord: S 41(Degree)40'09" E - 28.78 feet) to a point of tangency in the west line of Linda Drive (50' R.O.W.); thence S 04(Degree)20'49" W along said west line a distance of
         309.31 feet to a point; thence N 85(Degree)38'25" W a distance of
         442.28 feet to a point in said northeast line of Tchulahoma Road; thence N 31(Degree)05'54" W along said northeast line a distance of
         142.84 feet to the point of beginning and containing 140,000 square feet or 3.214 acres.

         SECTION 4. TERM; DELIVERY AND ACCEPTANCE OF POSSESSION. The terms of this Sixteenth Supplemental Lease Agreement shall commence at 12:01 A.M. on April 1, 1997 for the land described as Parcel 22A and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall deliver to Tenant sole and exclusive possession of that portion of the land, leased hereby as of the date commencement of the term hereof, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

         SECTION 5. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplemental lease agreements), during the term of this Sixteenth Supplemental Lease Agreement, Tenant as to Parcel 22A shall pay to the Authority in advance on the first business day of each month $1,995.00 in equal installments beginning September 1, 1997, a total rental payment of $23,940.00 per year, which the parties hereto agree is based upon an aggregate of 140,000 square feet of area at an annual rental rate of ($0.1710) per square foot.

         SECTION 6. HAZARDOUS SUBSTANCES/WASTE. Tenant, at its own expense, may arrange for a Phase 1 Environmental Survey on the land described as Parcel 22A by a reputable environmental consultant to determine the existence of Hazardous Substances. In the event that Hazard Substances are uncovered during excavation for construction on Parcel 22A, and such Hazardous Substances, as defined herein, shall require special handling and disposal, then Authority shall grant to Tenant a rent credit equal to the reasonable documented costs paid by Tenant for the removal and disposal of Hazardous Substance(s) associated with Parcel 22A exclusively.

          The term "Hazardous Substances", as used in this Sixteenth Supplemental Lease Agreement, shall mean any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes (i) listed in the United States Department of Transportation Hazardous Materials Table (49 CFR ss. 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, (ii) designated as a "Hazardous Substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. ss. 1251 et seq. (33 U.S.C. ss. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. ss. 1317, (iii) defined as a "Hazardous Waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq. (42 U.S.C. ss. 6903), or (iv) defined as "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss. 9601, et seq. 42 U.S.C. ss. 9601) or any other substances, (including, without limitation, asbestos and raw materials which include hazardous constituents), the general, discharge or removal of which or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any Federal, State or local law, regulation, or ordinance relating to pollution or protection of the environment.

         SECTION 7. LEASE AGREEMENT STILL IN EFFECT; PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented, shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Sixteenth Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

         SECTION 8. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Sixteenth Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Sixteenth Supplemental Lease Agreement and shall not affect the meaning, construction, interpretation or effect of this Sixteenth Supplemental Lease Agreement.

         SECTION 9. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Sixteenth Supplemental Lease Agreement shall become effective at 12:01 a.m. on April 1, 1997.

         SECTION 10. EXECUTION OF COUNTERPARTS. This Sixteenth Supplemental Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 11. SUMMARIES. For the convenience of both parties a Leased Parcel Summary and a Rental Summary are attached to this Lease Agreement.

         IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Sixteenth Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and year first above written.


WITNESS:                                    MEMPHIS-SHELBY COUNTY AIRPORT
                                            AUTHORITY

 /s/ RICHARD V. WHITE                       BY: /s/ LARRY D. COX
-----------------------------                  --------------------------------


Title: Director of Properties               TITLE: President
      -----------------------                     -----------------------------

Approved as to Form and Legality:


 /s/ R. GRATTAN BROWN, JR.
---------------------------------------------
R. Grattan Brown, Jr., Attorney for Authority



WITNESS:                                    FEDERAL EXPRESS CORPORATION

 /s/ LEANNA JOHNSON                         BY: /s/ WILEY JOHNSON, JR.
-----------------------------                  --------------------------------


Title: Project Coordinator                  TITLE: Managing Director, Real
      ----------------------                      -----------------------------
                                                   Estate and Airport
                                                   Development

(STATE OF TENNESSEE      )
(COUNTY OF SHELBY        )

         On this 17 day of April, 1997, before me appeared LARRY D. COX, to me personally known, who, being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.

MY COMMISSION EXPIRES


 December 21, 1999                        /s/ ANGELA WACHINGT
----------------------                   -----------------------------------
                                                    Notary Public

(seal)





STATE OF TENNESSEE     )
COUNTY OF SHELBY       )

         On this 17 day of April, 1997, before me appeared Wiley Johnson, to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Managing Director of Real Estate of Federal Express Corporation, the within named Lessee, and that he as such Managing Director, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such Managing Director.

MY COMMISSION EXPIRES


 December 7, 1998                         /s/ LEANNA M. JOHNSON
----------------------                   ------------------------------------
                                                    Notary Public

(seal)

                     FEDERAL EXPRESS LEASED PARCELS SUMMARY

PARCEL                                                                              EFFECTIVE
LEASE             ACRES             SQUARE FEET            AGREEMENT                DATE
-----             -----             -----------            ---------                ---------
                                    BASE-LEASE
Revised  9        128.469                                  Consolidated &            08/01/79
                                                           Restated

10                1.612              70,200                Consolidated &            08/01/79
                                                           Restated

11                1.044              45,359                Consolidated &            08/01/79
                                                           Restated


                              PREVIOUS SUPPLEMENTS

12                2.707             117,915                First                      04/01/81
                                                           Supplemental
13                6.860             298,830                Second                     01/01/82
                                                           Supplemental
14                14.586            635,377                Fourth                     07/01/83
                                                           Supplemental
15                12.689            552,723                Fourth                     07/01/83
                                                           Supplemental
Rev 16    18.281 (19.685)           796,312                Fifth                      02/01/84
                                                           Supplemental
Rev 17   119.616 (124.992)          5,210,477              Sixth                      04/01/84
                                                           Supplemental
18                2.717             118,353                Sixth                      04/01/84
                                                           Supplemental
19                41.606            1,812,352              Seventh                    06/01/84
                                                           Supplemental
25                0.435             18,933                 Eighth                     07/01/88
                                                           Supplemental
20                11.275            491,127                Ninth                      06/01/89
                                                           Supplemental
27                11.192            487,512                Tenth                      10/01/91
                                                           Supplemental
27 A(West)        4.058             176,777                Eleventh                   07/01/94
                                                           Supplemental
27 B(West)        5.706             248,533                Eleventh                   07/01/94
                                                           Supplemental
Southwest
Ramp              2.350             102,366                Eleventh                   07/01/94
                                                           Supplemental

PARCEL                                                                                EFFECTIVE
LEASE             ACRES             SQUARE FEET            AGREEMENT                  DATE
-----             -----             -----------            ---------                  ---------
32 (removed)  22.972                1,000,681              Twelfth                    07/01/93
                                                           Supplemental
33                8.998             391,942                Thirteenth                 06/01/95
                                                           Supplemental
36                3.050             132,837                Thirteenth                 06/01/95
                                                           Supplemental
Hangar 8 (removed)                  36,946,33              Thirteenth                 06/01/95
                                                           Supplemental
34                9.951             433,461                Fourteenth                 01/01/96
                                                           Supplemental
21                19.134            833,476                Fifteenth                  01/01/97
                                                           Supplemental

                                 THIS SUPPLEMENT

22A (NORTH)       3.214             140,000                SIXTEENTH                  04/01/97
                                                           SUPPLEMENTAL

                                     OPTIONS

22B (South)       3.310             144,200                Option, Expires 5/31/99
29                3.85              167,706                Option, Expires 9/30/2001

                                   ASSIGNMENTS

23                5.923             258,008                Graber Assignment,
                                                           Expires 12/31/2000
                                                           Invoice FEC
                                                           Final Increase 1/1/96

24                9.964             434,030                Southwide Assignment
                                                           Expires 5/14/2013
                                                           Invoice FEC
                                                           Next Increase 5/15/98

26                9.532             415,213                BICO Assignment,
                                                           Expires 7/31/2021
                                                           Invoice FEC
                                                           Next Increase 8/01/2011

28                10.68             465,221                Equitable Life Assignment
                                                           Expires 5/14/2013
                                                           Invoice FEC
                                                           Next Increase 5/15/98


                            RENTAL - FEDERAL EXPRESS

                           Effective September 1, 1997

                                                 Annual
Category                    Number of            Rental Rate
of Space                    Square Feet          Per Sq. Ft.         Annual Rental
--------                    -----------          -----------         -------------
Bldg. T-376                  1,240                  1.221            $    1,514.04
Unimproved Ground            5,452,282              0.098               534,323.64
Improved Apron               2,395,802              0.122               292,287.84
Hangar Property              72,092.67              0.903                65,099.68
Hangar Office                28,000                 1.465                41,020.00
International Park           9,694,700              0.171             1,657,793.70
Former IRS Facility          2,255,137.24                             1,200,000.00
                             -------------                            -------------
                             19,899,253.91                            $3,792,038.90



                               BREAKDOWN OF SPACE

                                                     Sq. Ft.           Sq. Ft.
                                                     -------           -------
Bldg. T-376                Parcel 4                  1,240
                                                                       1,240
Unimproved Ground          Parcel 1                  130,900
                           Parcel 2                  50,000
                           Parcel 3                  192,400
                           Parcel 4                  32,540
                           Parcel 6                  89,700
                           Parcel 9                  1,167,337
                           Parcel 19                 1,812,362
                           Parcel 20                 491,127
                           Parcel 27A                176,777
                           Parcel 27B                248,533
                           Southwest Ramp            102,366
                           Parcel 33                 391,942
                           Parcel 36                 132,837
                           Parcel 34                 433,461
                                                     -------
                                                                       5,452,282

Improved Apron             Parcel 1                  850,250
                           Parcel 2                  226,900
                           Parcel 7                  577,540
                           Parcel 9                  253,600
                           Parcel 27                 487,512
                                                     -------
                                                                       2,395,802


                                                     Sq. Ft.           Sq. Ft.
                                                     -------           -------
Hangar Property            Parcel 1                  44,336
                           Parcel 2                  27,756.67
                                                     ---------
                                                                       72,092.67

Hangar Office              Parcel 1                  22,400
                           Parcel 2                  5,600
                                                     -----
                                                                       28,000

International Park         Parcel 5                  24,000
                           Parcel 8                  247,254
                           Parcel 9                  1,586,172
                           Parcel 10                 70,200
                           Parcel 11                 45,359
                           Parcel 12                 117,915
                           Parcel 13                 298,830
                           Parcel 14                 556,334
                           Parcel 15                 552,723
                           Parcel 16                 796,312
                           Parcel 17                 4,288,839
                           Parcel 18                 118,353
                           Parcel 25                 18,933
                           Parcel 21                 833,476
                           Parcel 22A                140,000
                                                     -------
                                                                    9,694,700

Former IRS Facility                                  2,255,137.24   2,255,137.24
                                                     ------------

                                                     TOTAL:        19,899,253.91
